UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

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CORNER GROWTH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	N/A

Class A Ordinary Shares included as part of the units	COOL	N/A

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2024, Corner Growth Acquisition Corp. (the “Company”), CGA Sponsor, LLC, the Company’s sponsor (“Sponsor”), Ringwood Field, LLC (the “Purchaser”) and Alexandre Balkanski, John Mulkey and Jason Park entered into a purchase agreement (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, among other things: (a) the Sponsor transferred to the Purchaser an aggregate of 5,895,000 Class A Ordinary Shares of the Company, par value $0.0001 per share; (b) the Purchaser executed a joinder agreement to become a party to that certain letter agreement, dated December 16, 2020, and that certain Registration Rights Agreement, dated December 16, 2020, each originally entered into in connection with the Company’s initial public offering  (“IPO”), among the Company, the Sponsor and certain equityholders of the Company; (c) the Sponsor and holders of the Class B Shares gave to Purchaser the irrevocable right to vote the shares retained by them on their behalf and to take certain other actions on their behalf; (d) the Sponsor agreed to cancel an aggregate of 7,600,000 private placement warrants purchased by the Sponsor at the time of the IPO; and (e) certain creditors agreed to cancel or reduce certain amounts owed by the Company to them and to assign the liability for any remaining amounts owed to them by the Company to the Sponsor.  In addition, the Company, the Sponsor, the Purchaser and Cantor Fitzgerald & Co., as underwriter from the IPO (“Cantor”), entered into an agreement whereby Cantor agreed to accept a certain number of shares of the Company following any business combination in lieu of the cash deferred commissions owed to it from the IPO.

The Company has agreed to prepare and file with the Securities and Exchange Commission, and thereafter mail, an information statement (“Information Statement”) pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of notifying the Company’s shareholders of the above-referenced transactions and change in the majority of the Board as soon as practicable. Pursuant to the Purchase Agreement, the Purchaser will appoint additional directors to the Company’s board to be effective ten days after mailing of the Information Statement to all holders of record of the Company’s ordinary shares.

The foregoing descriptions of the Purchase Agreement and related agreements and transactions do not purport to be complete, are qualified in their entirety by reference to the full text of the applicable agreements.

In connection with the Purchase Agreement, pursuant to an Assignment and Assumption Agreement, effective as of August 14, 2024, the Company agreed to assign for the benefit of the Company's creditors all of its benefits under the Settlement Agreement, dated as of July 3, 2024 among the Company, the Sponsor, Noventiq Holdgs, PLC, and certain affiliates of Noventiq.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

On August 15, 2024, in connection with the execution of the Purchase Agreement, effective immediately, the following officers and directors submitted the resignation of their respective offices: John Cadeddu as Co-Chairman of the Board; Marvin Tien as Co-Chairman of the Board, Chief Executive Officer and Chief Financial Officer; Jane Mathieu as President; David Kutcher as Chief Investment Officer; Kevin Tanaka as Director of Corporate Development; and each of Alexandre Balkanski, John Mulkey and Jason Park as directors of the Company. There were no disagreements between the Company and any officer or director on any matter related to the Company’s operations, policies or practices.

Appointment of Officers and Directors

On August 15, 2024, in connection with the execution of the Purchase Agreement and resignation of the above-referenced officers and directors, Hao Tian was appointed as Chief Executive Officer, Chief Financial Officer and a Director of the Company.

In connection with his appointment, the Company and Mr. Tian will enter into a standard form of indemnification agreement. Other than pursuant to the Purchase Agreement, there are no arrangements or understandings pursuant to which Mr. Tian has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Hao Tian, 31 years old, is a risk manager at Amazon.com, Inc. (“Amazon”) and brings professional experience in due diligence investigation, anti-money laundering, and sanctions compliance. Before joining Amazon in 2021, Mr. Tian was a lead associate at Kroll, LLC (formerly Duff & Phelps), a premier investigation and financial risk advisory firm headquartered in New York, based in its Toronto and Reston offices. He started his career with the corporate security division at the World Bank Group based in Washington D.C. Hao Tian has served as an independent director of Battery Future Acquisition Corp., a blank check company that has entered into a business combination with Class Over Inc., since January 2024. Mr. Tian holds a Master’s degree from Georgetown University’s School of Foreign Service and a Bachelor’s degree in international relations and French studies from Lehigh University.  The Company believes that Hao Tian is well qualified to serve on its board of directors due to his extensive experience in financial risk and compliance matters.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Share Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNER GROWTH ACQUISITION CORP.

Date: August 20, 2024	By:	/s/ Hao Tian
Hao Tian
Chief Executive Officer

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